Exhibit 10.1.11

EXECUTION VERSION

BORROWER JOINDER AND AFFIRMATION AGREEMENT

THIS BORROWER JOINDER AND AFFIRMATION AGREEMENT (this “Agreement”), dated as of June 19, 2012 (the “Effective Date”), is by and between MOUNT WASHINGTON PROPERTY, L.L.C., a Delaware limited liability company (“Additional Borrower”), AVIV FINANCING I, L.L.C., a Delaware limited liability company (the “Parent Borrower”) and GENERAL ELECTRIC CAPITAL CORPORATION (together with its successors as assigns, the “Administrative Agent”), in its capacity as Administrative Agent under that certain Amended and Restated Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of May 31, 2012, by and among the Parent Borrower, certain Subsidiaries of the Parent Borrower (such Subsidiaries, together with Parent Borrower and each of the entities who become a party thereto by execution of a Borrower Joinder Agreement, collectively, the “Borrowers”), the Lenders from time to time party thereto, and Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Credit Parties are required under the provisions of Section 6.13 of the Credit Agreement to cause the Additional Borrower to become a “Borrower”.

Accordingly, the Additional Borrower and the Parent Borrower each hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to the Credit Agreement and Notes and a “Borrower” for all purposes of the Credit Agreement and Notes, and shall have all of the obligations of a Borrower thereunder as if it had executed the Credit Agreement and Notes. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Additional Borrower hereby jointly and severally together with the other Borrowers, promises to pay and guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Additional Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, lien on, and, subject to the terms and conditions of the Security Agreement, a right of set off against any and all right, title and interest of the Additional Borrower in and to the Collateral (as such term is defined in Section 1 of the Security Agreement). The Additional Borrower hereby represents and warrants to the Administrative Agent that:

(i) The Additional Borrower’s legal name, state of formation, chief executive office and chief place of business are (and for the term of its existence have been) located at the locations set forth on Schedule 1 hereto and the Additional Borrower keeps its books and records at such locations.

(ii) The type of Collateral owned by the Additional Borrower and the location of all Collateral owned by the Additional Borrower is as shown on Schedule 2 hereto.

(iii) The Additional Borrower’s legal name is as shown in this Agreement and the Additional Borrower has not in the past four (4) months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 hereto.

(iv) All Equity Interests in the Additional Borrower’s Subsidiaries and Instruments, Documents, or Tangible Chattel Paper that are required to be pledged and/or delivered to Administrative Agent pursuant to the Security Agreement are set forth on Schedule 4 attached hereto.

(v) All Commercial Tort Claims (as defined in the Security Agreement) of the Additional Borrower are listed on Schedule 5 attached hereto.

3. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to the Hazardous Materials Indemnity Agreement and an “Indemnitor” for all purposes of the Hazardous Materials Indemnity Agreement, and shall have all of the obligations of an Indemnitor thereunder as if it had executed the Hazardous Materials Indemnity Agreement. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Indemnitor contained in the Hazardous Materials Indemnity Agreement. Without limiting the generality of the foregoing terms of this paragraph 4, the Additional Borrower hereby jointly and severally together with the other Indemnitor, guarantees to each Lender and the Administrative Agent, the prompt payment and performance of the indemnification obligations and other covenants under the Hazardous Materials Indemnity Agreement strictly in accordance with the terms thereof.

4. The Additional Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Additional Borrower will be deemed to be a party to all of the other Credit Documents other than the mortgages not specifically enumerated herein to which Borrowers are a party (the “Other Credit Documents”) for all purposes of the Other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it had executed the Other Credit Documents. The Additional Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Borrowers contained in the Other Credit Documents. Without limiting the generality of the foregoing terms of this paragraph 4, the Additional Borrower hereby jointly and severally together with the other Borrowers, guarantees to each Lender and the Administrative Agent, the prompt performance of the obligations and covenants under the Other Credit Documents strictly in accordance with the terms thereof.

5. The address of the Additional Borrower for purposes of all notices and other communications is described on Schedule 10.02 of the Credit Agreement.

6. The following changes are hereby deemed made to the Schedules attached to the Credit Agreement: (a) the Additional Borrower is added to Schedule 1.01, and (b) the Additional Borrower is added to Schedule 5.11 as a subsidiary of the Parent Borrower.

7. The Additional Borrower and the Parent Borrower each hereby represent and warrant to the Administrative Agent that attached hereto as (a) Schedule 6 is an updated version of Schedule 2.12 to the Credit Agreement and (b) Schedule 7 is an updated version of Part I of Schedule 5.12 to the Credit Agreement.

8. The Additional Borrower hereby represents and warrants to the Administrative Agent that promptly after the date hereof, it will complete, or cause to be completed, the immediate repairs with respect to any Real Property Asset owned by the Additional Borrower, if any, set forth in the summary (“Summary”) attached hereto as Schedule 8 within the time periods specified in the “Time to Complete” column on Schedule 8 attached hereto. Additionally, (a) to the extent backup generators and smoke detectors are referenced in any actual property condition report (“PCR”), such items will only be required to the extent such items are required under the respective Facility Operating Lease or by any governing state or local Governmental Authority, (b) to the extent any roof replacements are referenced in any PCR, such replacement will be waived if the repair of such roof will be warranted for an additional 5 years for the date of such repair and (c) any repairs recommended in any required mold or engineering studies must be completed within the time recommended in such study to the satisfaction of the Administrative Agent.

9. The Additional Borrower and Parent Borrower each hereby represents and warrants that the Operating Tenant added to Part I of Schedule 5.12 of the Credit Agreement (attached hereto as Schedule 7) as of the date hereof (a) is an Eligible Tenant and (b) on a pro forma basis, the Operating Tenant represents less than or equal to 10% of Rental Revenue.

10. This Agreement may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

11. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois, without regard to conflict of laws principles.

[Remainder of page intentionally blank; signature page follows]

IN WITNESS WHEREOF, the Additional Borrower and Parent Borrower have caused this Borrower Joinder and Affirmation Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

ADDITIONAL BORROWER:	MOUNT WASHINGTON PROPERTY, L.L.C., a Delaware limited liability company

	By:	AVIV FINANCING I, L.L.C., a Delaware limited liability company its sole member

		By:	/s/ Craig M. Beanfield
		Name:	Craig M. Beanfield
Its: Authorized Representative

PARENT BORROWER:	AVIV FINANCING I, L.L.C., a Delaware limited liability company

	By:	/s/ Craig M. Beanfield
	Name:	Craig M. Beanfield
Its: Authorized Representative

[AVIV – JOINDER (MT. WA TRANSFER - 2012)]

Acknowledged and accepted:

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By:	/s/ David Harper
Name:	David Harper
Title: Its Duly Authorized Representative

[AVIV – JOINDER (MT. WA TRANSFER - 2012)]

Schedule 1

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Location information]

Mount Washington Property, L.L.C., a Delaware limited liability company

Principal Place of Business and Chief Executive Office:

303 West Madison Street, Suite 2400

Chicago, IL 60606

Schedule 2

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Types and Locations of Collateral]

None, except as otherwise disclosed on Schedule 7 attached hereto.

Schedule 3

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Name Changes; Mergers, Consolidations or Other Changes in Structure; Tradenames]

The Additional Borrower was formed within four (4) months of the Effective Date.

Schedule 4

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Pledged Equity; Instruments, Documents or Tangible Chattel Paper]

Pledged Equity

OBLIGOR: AVIV FINANCING I, L.L.C.

NAME OF SUBSIDIARY	Number of Shares	Certificate Number	% Ownership
Mount Washington Property, L.L.C., a Delaware limited liability company	N/A	N/A	100%

INSTRUMENTS, DOCUMENTS OR TANGIBLE CHATTEL PAPER

None.

Schedule 5

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Commercial Tort Claims]

None.

Schedule 6

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

SCHEDULE 2.12

ALLOCABLE AMOUNTS

Borrower	Total
Alamogordo Aviv, L.L.C., a New Mexico limited liability company	$4,713,267
Arma Yates, L.L.C., a Delaware limited liability company	$4,200,000
Aviv Liberty, L.L.C., a Delaware limited liability company	$5,365,101
Benton Harbor, L.L.C., an Illinois limited liability company	$2,657,480
Bradenton ALF Property, L.L.C., a Delaware limited liability company	$3,455,200
California Aviv Two, L.L.C., a Delaware limited liability company	$9,827,663
California Aviv, L.L.C., a Delaware limited liability company	$31,588,918
Chenal Arkansas, L.L.C., a Delaware limited liability company	$4,362,279
Chippewa Valley, L.L.C., an Illinois limited liability company	$5,314,961
Clayton Associates, L.L.C., a New Mexico limited liability company	$1,454,093
Columbus Texas Aviv, L.L.C., a Delaware limited liability company	$260,734
Columbus Western Avenue, L.L.C., a Delaware limited liability company	$1,253,528
Commerce Nursing Homes, L.L.C., an Illinois limited liability company	$5,164,537
Denison Texas, L.L.C., a Delaware limited liability company	$2,908,186
Falfurrias Texas, L.L.C., a Delaware limited liability company	$1,052,964
Florence Heights Associates, L.L.C., a Delaware limited liability company	$551,553
Freewater Oregon, L.L.C., a Delaware limited liability company	$3,660,303
Fullerton California, L.L.C., a Delaware limited liability company	$3,710,444
Germantown Property, L.L.C., a Delaware limited liability company	$1,750,000
Heritage Monterey Associates, L.L.C., an Illinois limited liability company	$8,624,276
Highland Leasehold, L.L.C., a Delaware limited liability company	$3,209,033
Hobbs Associates, L.L.C., an Illinois limited liability company	$902,540
Hot Springs Aviv, L.L.C., a Delaware limited liability company	$6,016,937
Houston Texas Aviv, L.L.C., a Delaware limited liability company	$1,002,823
Hutchinson Kansas, L.L.C., a Delaware limited liability company	$4,161,714
Kansas Five Property, L.L.C., a Delaware limited liability company	$7,560,000
Manor Associates, L.L.C., a Delaware limited liability company	$4,312,138
McCarthy Street Property, L.L.C., a Delaware limited liability company	$4,660,031
Missouri Regency Associates, L.L.C., a Delaware limited liability company	$11,181,473
Mount Washington Property, L.L.C., a Delaware limited liability company	$1,750,000
N.M. Bloomfield Three Plus One Limited Company, a New Mexico limited liability company	$3,008,468
N.M. Espanola Three Plus One Limited Company, a New Mexico limited liability company	$4,312,138
N.M. Lordsburg Three Plus One Limited Company, a New Mexico limited liability company	$701,976
N.M. Silver City Three Plus One Limited Company, a New Mexico limited liability company	$3,560,021
Omaha Associates, L.L.C., a Delaware limited liability company	$7,471,030
Orange ALF Property, L.L.C., a Delaware limited liability company	$8,690,730
Raton Property Limited Company, a New Mexico limited liability company	$2,456,916
Red Rocks, L.L.C., an Illinois limited liability company	$1,955,504
Riverside Nursing Home Associates, L.L.C., a Delaware limited liability company	$1,303,670

Borrower	Total
Santa Ana-Bartlett, L.L.C., an Illinois limited liability company	$4,813,549
Savoy/Bonham Venture, L.L.C., a Delaware limited liability company	$1,153,246
Southern California Nevada, L.L.C., a Delaware limited liability company	$17,391,570
Tujunga, L.L.C., a Delaware limited liability company	$1,554,375
VRB Aviv, L.L.C., a Delaware limited liability company	$11,382,038
Washington-Oregon Associates, L.L.C., an Illinois limited liability company	$6,668,772
Wheeler Healthcare Associates, L.L.C., a Texas limited liability company	$1,754,940
Willis Texas Aviv, L.L.C., a Delaware limited liability company	$2,256,351

GRAND TOTAL	$227,067,470

Schedule 7

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Updated Part I of Schedule 5.12 - Real Property Asset Matters]

SCHEDULE 5.12

PART I – REAL PROPERTY ASSETS

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
2	1208 Highway 7 North, Hot Springs, AR	Hot Springs Aviv, L.L.C.	1. Lease dated 3/26/08 2. First Amendment to Lease dated 11/5/08 3. Second Amendment to Lease dated 1/5/09 4. Third Amendment to Lease dated 11/18/09 5. Unconditional Guaranty of Lease dated 3/26/08	Fountain Properties, LLC	2/28/2038	N/A

8	3 Chenal Heights Drive, Little Rock, AR	Chenal Arkansas, L.L.C.	1. Lease dated 10/10/2011 2. Unconditional Guaranty of Lease dated 10/10/2011 3. First Amendment to Lease dated 3/1/2012	Chenal Heights Healthcare & Rehab, LLC	10/31/2021	N/A

20	1000 Executive Parkway, Oroville, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

[1]	HUD Subsidiaries are noted with an asterisk.
[2]	Unless otherwise noted, the address of Eligible Tenant is the Real Property Asset Address.

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
21	1200 Springfield Avenue, Chico, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

22	6212 Tudor Way, Bakersfield, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

23	323 Campus Drive, Arvin, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
24	1291 Craig Avenue, Lakeport, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

25	610 N Garfield Ave, Monterey Park, CA	Heritage Monterey Associates, L.L.C.*

1. Lease dated 10/30/95

2. First Amendment to Lease dated 12/20/95

3. Second Amendment to Lease dated 1/11/96

4. Third Amendment to Lease dated 9/4/96

5. Fourth Amendment to Lease dated 12/11/01

6. Fifth Amendment to Lease dated 2/1/02

7. Sixth Amendment to Lease dated 12/31/03

8. Seventh Amendment to Lease Agreement dated 3/3/08

9. Eighth Amendment to Lease dated 12/9/08

10. Continuing Guarantee dated 11/95

11. Ninth Amendment to Lease dated 10/26/2010

				Heritage Manor Healthcare, LLC	1/31/2026	N/A

30	7660 Wyngate St, Tujunga, CA	Tujunga, L.L.C.*

1. Lease dated 8/31/00

2. First Amendment to Lease dated 2/1/02

3. Second Amendment to Lease dated 11/1/02

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Unconditional Guaranty of Lease dated 8/31/00

8. Sixth Amendment to Lease dated 10/26/2010

				Wyngate Nursing Center	9/30/2040	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
31	600 E Washington Ave, Santa Ana, CA	Santa Ana-Bartlett, L.L.C.*

1. Lease dated 2/26/98

2. First Amendment to Lease dated 2/1/02

3. Second Amendment to Lease dated 2/1/03

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Sixth Amendment to Lease dated 1/28/2009

8. Unconditional Guaranty of Lease dated 2/26/98

9. Seventh Amendment to Lease dated 10/26/2010

				Bartlett Care Center, LLC	4/30/2028	N/A

32	1819 E. Chapman Ave, Fullerton, CA	Fullerton California L.L.C.

1. Lease dated 11/28/01

2. First Amendment dated 2/1/02

3. Second Amendment dated 12/31/03

4. Third Amendment to Lease Agreement dated 3/3/08

5. Fourth Amendment to Lease dated 12/9/08

6. Unconditional Guaranty of Lease dated 11/28/01

7. Fifth Amendment to Lease dated 10/26/2010

				Gordon Lane Healthcare, LLC	11/30/2031	N/A

33	8171 Magnolia Ave, Riverside, CA	Riverside Nursing Home Associates, L.L.C.*

1. Lease dated 6/18/98

2. First Amendment to Lease dated 9/6/01

3. Second Amendment to Lease dated 2/1/02

4. Third Amendment to Lease dated 12/31/03

5. Fourth Amendment to Lease Agreement dated 3/3/08

6. Fifth Amendment to Lease dated 12/9/08

7. Unconditional Guaranty of Lease dated 6/16/98

8. Sixth Amendment to Lease dated 10/26/2010

				F & B Healthcare	5/31/2028	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
35	15720 Bernardo Center Drive, San Diego, CA	VRB Aviv, L.L.C.*

1. Lease dated 8/21/96

2. First Amendment to Lease dated 9/30/96

3. Letter of Amendment dated 1/28/97

4. Second Amendment to Lease dated 12/1/98

5. Third Amendment to Lease dated 11/1999

6. Fourth Amendment to Lease dated 4/2002

7. Side Agreement to Lease dated 12/31/03

8. First Amendment to Side Agreement dated 5/11/04

9. Fifth Amendment to Lease dated 12/31/03

10. Second Side Agreement to Lease dated 11/1/07

11. Sixth Amendment to Lease dated 3/3/08

12. Seventh Amendment to Lease dated 12/9/08

13. Unconditional Guaranty of Lease dated 8/21/96

14. Eighth Amendment to Lease dated 10/26/2010

				Villa Rancho Bernardo Health Care, LLC	9/30/2026	N/A

36	2586 Buthmann Avenue, Tracy, CA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

37	300 Douglas Street, Petaluma, CA	California Aviv Two, L.L.C.

1. Master Lease dated 4/21/2009

2. Side Letter to Master Lease dated 6/11/09

3. Letter Agreement to Master Lease dated 4/29/2010

4. First Amendment to Master Lease dated 4/29/2010

5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09

6. Second Amendment to Master Lease dated 9/29/2010

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
48	1450 26th St, Highland, IL	Highland Leasehold, L.L.C.

1. Sublease dated 5/1/92

2. First Amendment to Sublease dated 11/30/95

3. Assignment and Assumption of Sublease and Consent to Assignment dated 4/1/97

4. Second Amendment to Sublease dated 1/1/05

5. Assignment and Assumption of Lease Documents dated 6/30/05

6. Unconditional Guaranty of SubLease dated 4/1/97

				Covenant Care Midwest, Inc.	12/31/2015	N/A

54	1601 North Main, McPherson, KS	Hutchinson Kansas, L.L.C.

1. Master Lease dated 11/26/08

2. First Amendment to Master Lease dated 5/4/2010

3. Unconditional Guaranty of Master Lease dated 11/26/08

4. Second Amendment to Lease dated 11/30/2010

5. Third Amendment to Master Lease dated 3/15/2011

6. Unconditional Guaranty of Master Lease dated 4/19/2011

7. Fourth Amendment to Master Lease dated 10/31/2011

8. Fifth Amendment to Master Lease dated 6/1/2012

				McPherson Care Center, LLC	12/31/2018	N/A

55	2301 N. Severance St, Hutchinson, KS	Hutchinson Kansas, L.L.C.

1. Master Lease dated 11/26/08

2. First Amendment to Master Lease dated 5/4/2010

3. Unconditional Guaranty of Master Lease dated 11/26/08

4. Second Amendment to Lease dated 11/30/2010

5. Third Amendment to Master Lease dated 3/15/2011

6. Unconditional Guaranty of Master Lease dated 4/19/2011

7. Fourth Amendment to Master Lease dated 10/31/2011

8. Fifth Amendment to Master Lease dated 6/1/2012

				Hutchinson Care Center, LLC	12/31/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
66	1385 E Empire Ave, Benton Harbor, MI	Benton Harbor, L.L.C.

1. Lease Dated 9/5/02

2. First Amendment to Lease dated 9/13/02

3. Second Amendment to Lease dated 12/17/02

4. Third Amendment to Lease dated 1/15/03

5. Fourth Amendment to Lease dated 10/1/04

6. Fifth Amendment to Lease dated 5/20/2010

7. Sixth Amendment to Lease dated 2/10/2011

8. Unconditional Guaranty of Lease dated 7/27/04

9. Unconditional Guaranty of Lease dated 9/5/02

				Northpoint Senior Services, LLC	9/30/2013	N/A

67	120 Baseline Road, South Haven, MI	Chippewa Valley, L.L.C.

1. Lease Agreement dated 2/6/96

2. Assignment and Assumption of Lease dated 5/30/97

3. Assignment and Assumption of Lease dated 5/1/00

4. First Amendment to Lease dated 10/21/05

5. Unconditional Guaranty of Lease dated 5/1/00

6. Second Amendment to Lease Agreement dated 11/01/2010

				CCG-Countryside, LLC	4/30/2016	N/A

71	410 W. Benton, Monett, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

7. Fourth Amendment to Master Lease dated 6/1/2012

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
72	307 E South St, Harrisonville, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

7. Fourth Amendment to Master Lease dated 6/1/2012

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

73	2203 East Mechanic, Harrisonville, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

7. Fourth Amendment to Master Lease dated 6/1/2012

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

74	6124 Raytown Rd, Raytown, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

7. Fourth Amendment to Master Lease dated 6/1/2012

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
75	1501 Southwest Third St, Lee’s Summit, MO	Missouri Regency Associates, L.L.C.

1. Master Lease dated 5/7/2010

2. First Amendment to Master Lease dated 7/26/2010

3. Consent to Sublease, Attornment and Unconditional Guaranty of Master Lease dated 8/9/2010

4. Unconditional Guaranty of Master Lease dated 5/7/10

4. Unconditional Guaranty of Master Lease dated 5/7/10

5. Second Amendment to Master Lease dated 10/1/2010

6. Second Amendment to Master Lease dated 12/1/2010

7. Fourth Amendment to Master Lease dated 6/1/2012

				Benchmark West Missouri Healthcare, LLC	6/30/2020	N/A

83	3110 Scott Circle, Omaha, NE	Florence Heights Associates, L.L.C.

1. Lease dated 9/12/2008

2. First Amendment to Lease dated 8/16/2010

3. Unconditional Guaranty of Lease dated 9/12/08

4. Lease and Loan Document Modification dated 9/21/2010

5. Second Amendment to Lease dated 1/27/2012

				LTC Healthcare at Florence, Inc.	9/30/2018	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
84	7410 Mercy Rd, Omaha, NE	Omaha Associates, L.L.C.

1. Lease Agreement dated 10/1/89

2. Addendum to Lease Agreement dated 10/1/89

3. Second Addendum to Lease Agreement dated 11/1/89

4. Assignment and Assumption of Lease and Landlord’s Consent dated 6/30/90

5. Memorandum of Lease and Purchase Option dated 11/30/95

6. First Amendment to Lease Agreement dated 11/30/95

7. Second Amendment to Lease Agreement dated 10/30/96

8. Assignment and Assumption of Lease, Consent to Assignment and Assumption and Amendment to Lease dated 4/1/97

9. Unconditional Guaranty of Lease dated 4/1/97

10. Corrective Memorandum of Lease and Purchase Option dated 4/28/97

11. Third Amendment to Lease Agreement dated 5/20/05

12. Fourth Amendment to Lease Agreement dated 7/13/07

13. Fifth Amendment to Lease Agreement dated 6/2/08

14. Sixth Amendment to Lease dated 4/1/09

15. Seventh Amendment to Lease dated 4/26/2010

16. Eighth Amendment to Lease dated 8/28/2010

17. Unconditional Guaranty of Lease dated 4/1/97

				Covenant Care Midwest, Inc.	12/31/2015	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
85	1660 Hospital Dr, Raton, NM	Raton Property Limited Company

1. Lease dated 11/26/96

2. Consent to Assignment and Assumption of Lease dated 9/1/03

3. Assignment and Assumption of Lease dated 9/1/03

4. Payment Agreement dated 9/28/05

5. Consent to Assignment and Assumption of Lease dated 4/1/07

6. Assignment and Assumption of Lease dated 4/1/07

7. Agreement dated 4/1/07

8. Amendment to Lease dated 4/1/07

9. Second Amendment to Lease dated 10/31/07

10. Third Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Raton Nursing Operations, LLC, dba Raton Nursing & Rehab Center	9/30/2021	N/A

86	3514 Fowler Ave, Silver City, NM	N.M. Silver City Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. Assignment dated 3/1/95

3. First Amendment to Sub-Lease dated 12/23/96

4. Assignment and Assumption of Real Property Lease dated 12/31/97

5. Amendment to Lease dated 12/1/01

6. Consent to Assignment and Assumption of Lease dated 9/1/03

7. Assignment and Assumption of Lease dated 9/1/03

8. Payment Agreement dated 9/28/05

9. Consent to Assignment and Assumption of Lease dated 4/1/07

10. Assignment and Assumption of Lease dated 4/1/07

11. Agreement dated 4/1/07

12. Amendment to Lease dated 4/1/07

13. Second Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 9/1/03

15. Unconditional Guaranty of Lease dated 4/1/07

16. Unconditional Guaranty of Lease dated 4/1/07

				Silver City Nursing Operations, LLC, dba Silver City Care Center	9/30/2021	Lessor County of Grant, New Mexico Termination Date 12/1/2033 Ground Lease 1. Ground Lease dated 12/1/1983 2. Assignment and Assumption of Ground Lease dated “June , 2005”

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
87	603 Hadeco Drive, Lordsburg, NM	N.M. Lordsburg Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. Assignment dated 3/1/95

3. First Amendment to Sub-Lease dated 12/23/96

4. Assignment and Assumption of Real Property Lease dated 12/31/97

5. Amendment to Lease dated 12/1/01

6. Consent to Assignment and Assumption of Lease dated 9/1/03

7. Assignment and Assumption of Lease dated 9/1/03

8. Payment Agreement dated 9/28/05

9. Consent to Assignment and Assumption of Lease dated 4/1/07

10. Assignment and Assumption of Lease dated 4/1/07

11. Agreement dated 4/1/07

12. Amendment to Lease dated 4/1/07

13. Second Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 4/1/07

15. Unconditional Guaranty of Lease dated 4/1/07

				Sunshine Haven Nursing Operations LLC, dba Sunshine Haven at Lordsburg	9/30/2021	N/A

88	2101 Bensing Rd, Hobbs, NM	Hobbs Associates, L.L.C.

1. Lease dated 6/2000

2. Personal Property Lease dated 6/2000

3. Assignment and Assumption of Lease dated 8/1/03

4. Amended and Restated Consent to Assignment and Assumption of Lease dated 8/1/03

5. Payment Agreement dated 9/28/05

6. Consent to Assignment and Assumption of Lease dated 4/1/07

7. Assignment and Assumption of Lease dated 4/1/07

8. Agreement dated 4/1/07

9. Amendment to Lease dated 4/1/07

10. Second Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Country Cottage Nursing Operations, LLC, dba Country Cottage Care & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
89	3720 Church Rock Rd, Gallup, NM	Red Rocks, L.L.C.

1. Lease dated 7/31/92

2. Assignment and Assumption of Lease dated 12/17/97

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Consent to Assignment and Assumption of Lease dated 9/1/03

5. Assignment and Assumption of Lease dated 9/1/03

6. Payment Agreement dated 9/28/05

7. Consent to Assignment and Assumption of Lease dated 4/1/07

8. Assignment and Assumption of Lease dated 4/1/07

9. Agreement dated 4/1/07

10. Amendment to Lease dated 4/1/07

11. Second Amendment to Lease dated 10/31/07

12. Third Amendment to Lease dated 12/29/2009

13. Unconditional Guaranty of Lease dated 9/1/03

14. Unconditional Guaranty of Lease dated 4/1/07

15. Unconditional Guaranty of Lease dated 4/1/07

				Red Rocks Nursing Operations, LLC, dba Red Rocks Care Center	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
90	720 Hacienda St, Espanola, NM	N.M. Espanola Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. First Amendment to Sub-Lease dated 12/23/96

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Amendment to Lease dated 12/1/01

5. Consent to Assignment and Assumption of Lease dated 9/1/03

6. Assignment and Assumption of Lease dated 9/1/03

7. Payment Agreement dated 9/28/05

8. Consent to Assignment and Assumption of Lease dated 4/1/07

9. Assignment and Assumption of Lease dated 4/1/07

10. Agreement dated 4/1/07

11. Amendment to Lease dated 4/1/07

12. Second Amendment to Lease dated 10/25/07

13. Third Amendment to Lease dated 12/29/2009

14. Unconditional Guaranty of Lease dated 9/1/03

15. Unconditional Guaranty of Lease dated 4/1/07

16. Unconditional Guaranty of Lease dated 4/1/07

				Espanola Valley Nursing Operations, LLC, dba Espanola Valley Nursing & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
91	803 Hacienda Lane, Bloomfield, NM	N.M. Bloomfield Three Plus One Limited Company

1. Sub-Lease Agreement dated 2/24/95

2. First Amendment to Sub-Lease dated 12/23/96

3. Assignment and Assumption of Real Property Lease dated 12/31/97

4. Consent to Assignment and Assumption of Lease dated 9/1/03

5. Assignment and Assumption of Lease dated 9/1/03

6. Payment Agreement dated 9/28/05

7. Consent to Assignment and Assumption of Lease dated 4/1/07

8. Assignment and Assumption of Lease dated 4/1/07

9. Agreement dated 4/1/07

10. Amendment to Lease dated 4/1/07

11. Second Amendment to Lease dated 10/31/07

12. Third Amendment to Lease dated 12/29/2009

13. Unconditional Guaranty of Lease dated 4/1/07

14. Unconditional Guaranty of Lease dated 4/1/07

				Bloomfield Nursing Operations LLC, dba Bloomfield Nursing & Rehab	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
92	1650 Galisteo St, Santa Fe, NM	Alamogordo Aviv, L.L.C.

1. Sublease dated January, 1991

2. Amendment to Sublease dated 1/1/91

3. Lease dated 1/1/91

4. First Amendment to Lease dated 7/1/91

5. Second Amendment to Sublease dated 7/1/91

6. Third Amendment to Sublease dated 7/1/91

7. Assignment dated 12/31/97

8. Consent to Assignment dated 9/1/03

9. Assignment and Assumption of Lease 9/1/03

10. Payment Agreement dated 9/28/05

11. Consent to Assignment and Assumption of Lease dated 4/1/07

12. Assignment and Assumption of Lease dated 4/1/07

13. Agreement dated 4/1/07

14. Amendment to Lease dated 4/1/07

15. Second Amendment to Lease dated 10/25/07

16. Third Amendment to Lease dated 5/8/09

17. Fourth Amendment to Lease dated 7/13/2009

18. Fifth Amendment to Lease dated 12/29/2009

19.Unconditional Guaranty of Lease dated 4/1/07

20.Unconditional Guaranty of Lease dated 4/1/07

21. Sixth Amendment to Lease dated 5/11/2011

22. Seventh Amendment to Lease dated 4/17/2012

				Casa Real Nursing Operations, LLC, dba Casa Real	9/30/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
93	419 Harding St, Clayton, NM	Clayton Associates, L.L.C.

1. Lease dated 1/10/90

2. Lease Assignment and Transfer of Operations dated 12/30/93

3. Assignment and Assumption of Lease dated 9/1/03

4. Payment Agreement dated 9/28/05

5. Consent to Assignment and Assumption of Lease dated 4/1/07

6. Assignment and Assumption of Lease dated 4/1/07

7. Agreement dated 4/1/07

8. Amendment to Lease dated 4/1/07

9. Second Amendment to Lease dated 10/31/07

10. Third Amendment to Lease dated 12/29/2009

11. Unconditional Guaranty of Lease dated 4/1/07

12. Unconditional Guaranty of Lease dated 4/1/07

				Clayton Nursing Operations, LLC, dba Clayton Nursing & Rehab	9/30/2021	N/A

94	201 Koontz Lane, Carson City, NV	California Aviv Two, L.L.C.

1. Master Lease dated 4/21/2009

2. Side Letter to Master Lease dated 6/11/09

3. Letter Agreement to Master Lease dated 4/29/2010

4. First Amendment to Master Lease dated 4/29/2010

5. Amended and Restated Unconditional Guaranty of Lease dated 4/21/09

6. Second Amendment to Master Lease dated 9/29/2010

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

101	120 Elzora St, Milton-Freewater, OR (104 Elzora Street per Assessor)	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Rehabilitation, L.L.C.	10/31/2016	N/A

102	1010 NE Third, Milton-Freewater, OR	Freewater Oregon, L.L.C.	1. Lease dated 10/25/06 2. First Amendment to Lease dated 8/1/08 3. Second Amendment to Lease dated 4/30/09 4. Unconditional Guaranty of Lease dated 10/25/06	Evergreen Oregon Healthcare Orchards Retirement, L.L.C.	10/31/2016	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
103	91 Aries Lane, La Grande, OR	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

104	103 Adams Ave, La Grande, OR	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. First Amendment dated 12/17/03

3. Second Amendment to Lease dated 10/25/06

4. Third Amendment to Lease dated 11/15/07

5. Fourth Amendment to Lease dated 8/1/08

6. Fifth Amendment to Lease dated 4/30/09

7. Sixth Amendment to Lease dated 7/15/09

8. Unconditional Guaranty of Lease dated 2/11/98

				Evergreen Oregon Healthcare Valley View, LLC	2/28/2015	N/A

105	1023 W 25th St, The Dalles, OR	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. First Amendment dated 12/17/03

3. Second Amendment to Lease dated 10/25/06

4. Third Amendment to Lease dated 11/15/07

5. Fourth Amendment to Lease dated 8/1/08

6. Fifth Amendment to Lease dated 4/30/09

7. Unconditional Guaranty of Lease dated 2/11/98

				Evergreen Oregon Healthcare Valley Vista, LLC	2/28/2015	N/A

113	1301 South Terrell Street, Falfurrias, TX	Falfurrias Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Falfurrias Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
114	101 Miller Dr, Brownwood, TX	Manor Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 9/20/2011

9. Sixth Amendment to Lease dated 4/1/2012

				Brownwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

117	103 Sweetbriar Lane, Columbus, TX	Columbus Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. Letter dated 4/21/2010 exercising 5-year extension option

3. Unconditional Guaranty of Lease dated 5/31/06

4. First Amendment to Lease dated 11/30/2010

5. Second Amendment to Lease dated 4/29/2011

6. Third Amendment to Lease dated 2/27/2012

7. Fourth Amendment to Lease dated 4/1/2012

				Columbus Nursing and Rehabilitation, LP	5/31/2021	N/A

120	619 N Britain Rd, Irving, TX	Manor Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 8/1/03

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Irving Nursing and Rehabilitation, L.P.	5/31/2021	N/A

122	110 W. Hwy 64, Cooper, TX	Commerce Nursing Homes, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Birchwood Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
126	901 Seven Oaks Rd, Bonham, TX	Savoy/Bonham Venture, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Seven Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

129	601 E Hwy 69, Denison, TX	Denison Texas, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Denison Nursing and Rehabilitation, L.P.	5/31/2021	N/A

131	4225 Denmark, Houston, TX	Houston Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. Letter dated 4/21/2010 exercising 5-year extension option

3. Unconditional Guaranty of Lease dated 5/31/06

4. First Amendment to Lease dated 11/30/2010

5. Second Amendment to Lease dated 4/29/2011

6. Third Amendment to Lease dated 4/1/2012

				Houston Nursing and Rehabilitation, L.P.	5/31/2021	N/A

134	300 W Crockett, Wolfe City, TX	Commerce Nursing Homes, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Smith Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
136	310 E Lawrence St, Dayton, TX	Aviv Liberty, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Heritage Villa Nursing and Rehabilitation, L.P.	5/31/2021	N/A

138	3000 N Danville Rd, Willis, TX	Willis Texas Aviv, L.L.C.

1. Lease dated 5/31/06

2. First Amendment to Lease dated 7/15/09

3. Letter dated 4/21/2010 exercising 5-year extension option

4. Unconditional Guaranty of Lease dated 5/31/06

5. Second Amendment to Lease dated 11/30/2010

6. Third Amendment to Lease dated 4/29/2011

7. Fourth Amendment to Lease dated 4/1/2012

				Willis Nursing and Rehabilitation, L.P.	5/31/2021	N/A

143	701 Saint Louis Ave, Fort Worth, TX	Aviv Liberty, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Wellington Oaks Nursing and Rehabilitation, L.P.	5/31/2021	N/A

146	1000 S Kiowa St, Wheeler, TX	Wheeler Healthcare Associates, L.L.C.

1. Lease dated 8/1/03

2. First Amendment to Lease dated 5/31/06

3. Second Amendment to Lease dated 7/15/09

4. Letter dated 4/21/2010 exercising 5-year extension option

5. Unconditional Guaranty of Lease dated 8/1/03

6. Third Amendment to Lease dated 11/30/2010

7. Fourth Amendment to Lease dated 4/29/2011

8. Fifth Amendment to Lease dated 4/1/2012

				Wheeler Nursing and Rehabilitation, L.P.	5/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
152	3517 11th Street, Bremerton, WA	California Aviv, L.L.C.

1. Master Lease dated 7/22/08

2. First Amendment to Master Lease dated 4/21/09

3. Side Letter to Master Lease dated 6/11/09

4. Letter Agreement to Master Lease dated 4/29/2010

5. Second Amendment to Master Lease dated 4/29/2010

6. Unconditional Guaranty of Lease dated 7/22/08

7. Third Amendment to Master Lease dated 9/29/2010

8. Fourth Amendment to Master Lease dated 5/12/2011

				AB12 Master Tenant, L.L.C.	8/31/2018	N/A

157	1150 W Fairview Rd., Colfax, WA (Fairview a/k/a Almota)	Washington-Oregon Associates, L.L.C.

1. Lease dated 2/11/98

2. Assignment dated 2/11/98

3. First Amendment dated 12/17/03

4. Second Amendment to Lease dated 10/25/06

5. Third Amendment to Lease dated 11/15/07

6. Fourth Amendment to Lease dated 8/1/08

7. Fifth Amendment to Lease dated 4/30/09

8. Sixth Amendment to Lease dated 7/15/09

9. Unconditional Guaranty of Lease dated 2/11/98

10. Unconditional Guaranty of Lease dated 2/11/98

11. Seventh Amendment to Lease dated 10/29/2010

				Evergreen Washington Healthcare Whitman, LLC	2/28/2015	N/A

160	825 Western Ave, Columbus, WI	Columbus Western Avenue, L.L.C.

1. Sublease dated 8/7/03

2. Letter Agreement dated 8/7/03

3. Assignment and Assumption of Sublease and Guaranty dated 12/22/04

4. First Amendment to Sublease dated 9/27/06

5. Second Amendment to Sublease dated 4/1/2011

6. Replacement Unconditional Guaranty of Sublease dated 5/1/2012

7. Third Amendment to Sublease dated 5/1/2012

				Heyde Health Systems Columbus, LLC	7/31/2011	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
162	1110 Second St, Pepin, WI	Chippewa Valley, L.L.C.

1. Lease dated 10/30/01

2. First Amendment to Lease dated 1/31/02

3. Second Amendment to Lease dated 2/27/02

4. Third Amendment to Lease dated 3/21/02

5. Fourth Amendment to Lease dated 4/26/02

6. Assignment and Assumption of Lease dated 6/1/02

7. Fifth Amendment to Lease dated 1/1/03

8. Sixth Amendment to Lease dated 4/14/06

9. Seventh Amendment to Lease Agreement dated 4/1/2011

10. Replacement Unconditional Guaranty of Lease dated 5/1/2012

11. Eighth Amendment to Lease dated 5/1/2012

				Heyde Health Systems-Pepin, LLC	12/31/2012	N/A

175	245 Indian River Road, Orange, CT 06477	Orange ALF Property, L.L.C.	1. Lease dated 12/21/2010 2. Unconditional Guaranty of Lease dated 12/21/2010 3. First Amendment to Lease dated 8/23/2011 4. Second Amendment to Lease dated 11/14/2011	Maplewood at Orange, LLC	12/31/2020	N/A

178	605 East Melvin Street, Arma, KS 66712	Arma Yates, L.L.C.

1. Master Lease dated 11/19/2010

2. Unconditional Guaranty of Lease dated 11/19/2010

3. First Amendment to Master Lease dated 3/15/2011

4. Unconditional Guaranty of Master Lease dated 4/19/2011

5. Second Amendment to Master Lease dated 10/31/2011

6. Third Amendment to Master Lease dated 6/1/2012

				Arma Care Center, LLC	12/31/2020	N/A

179	801 South Fry Street, Yates Center, KS 66783	Arma Yates, L.L.C.

1. Master Lease dated 11/19/2010

2. Unconditional Guaranty of Lease dated 11/19/2010

3. First Amendment to Master Lease dated 3/15/2011

4. Unconditional Guaranty of Master Lease dated 4/19/2011

5. Second Amendment to Master Lease dated 10/31/2011

6. Third Amendment to Master Lease dated 6/1/2012

				Yates Center Nursing and Rehabilitation, LLC	12/31/2020	N/A

189	105 East College Drive, Colby, KS 67701	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011 3. First Amendment to Master Lease dated 6/1/2012	Deseret Health & Rehab at Colby, LLC	10/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
190	613 North Main Street, Kensington, KS 66951	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011 3. First Amendment to Master Lease dated 6/1/2012	Deseret Health & Rehab at Kensington, LLC	10/31/2021	N/A

191	500 Western Street, Onaga, KS 66521	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011 3. First Amendment to Master Lease dated 6/1/2012	Deseret Health & Rehab at Onaga, LLC	10/31/2021	N/A

192	1104 Ohio Street, Oswego, KS 67356	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011 3. First Amendment to Master Lease dated 6/1/2012	Deseret Health & Rehab at Oswego, LLC	10/31/2021	N/A

193	117 West 1st Street, Smith Center, KS 66967	Kansas Five Property, L.L.C.	1. Master Lease dated 9/26/2011 2. Unconditional Guaranty of Master Lease dated 9/26/2011 3. First Amendment to Master Lease dated 6/1/2012	Deseret Health & Rehab at Smith Center, LLC	10/31/2021	N/A

196	10631 Cowan Heights Drive, Santa Ana, CA 92705	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

197	2960 Bernardo Avenue, Escondido, CA 92029	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

198	6385 North Marks, Fresno, CA 93711	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
199	102 East Avocado Crest Road, La Habra, CA 90631	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

200	7601 Jacinto Road, Elk Grove, CA 95758	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

201	1540 Teal Club Road, Oxnard, CA 93030	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

202	17722 Santiago Canyon Boulevard, Silverado, CA 92676	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

203	2390 Sir Frances Drake Boulevard, Fairfax, CA 94930	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

Site No.	Real Property Asset Address	Borrower/Owner[1]	Facility Operating Leases	Eligible Tenant[2]	Facility Operating Lease Termination Date	Ground Leases
204	11500 Center Avenue, Gilroy, CA 95020	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

205	17724 Gridley Road, Artesia, CA 90701	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

206	7690 Carmen Boulevard, Las Vegas, NV 89128	Southern California Nevada, L.L.C.

1. Lease dated 4/30/2006

2. Unconditional Guaranty of Lease dated 6/01/2006

3. Assignment and Assumption of Leases and Tenant’s Consent dated 12/29/2011

4. Assignment of Lease Guaranties dated 12/29/2011

5. First Amendment to Lease dated 12/29/2011

				National Mentor Healthcare, LLC	12/31/2021	N/A

207	2933 McCarthy Street, Scranton, PA 18505	McCarthy Street Property, L.L.C.	1. Lease dated 11/01/2011 2. Unconditional Guaranty of Lease dated 11/01/2011 3. First Amendment to Lease dated 11/30/2011 4. Second Amendment to Lease dated 3/1/2012	Scranton Healthcare Group, Inc.	10/31/2021	N/A

217	300 Astoria Road, Germantown, OH 45327	Germantown Property, L.L.C.	1. Lease dated 2/22/2012 2. Unconditional Guaranty of Lease dated 2/22/2012 3. Commencement Date Memorandum dated 3/12/2012 4. First Amendment to Lease dated 5/1/2012	Astoria Healthcare Group, LLC	2/28/2022	N/A

218	1120 33rd Avenue West, Bradenton, FL 34205	Bradenton ALF Property, L.L.C.	1. Lease dated 2/22/2012 2. Unconditional Guaranty of Lease dated 2/22/2012 3. First Amendment to Lease dated 5/1/2012	Langdon Hall Healthcare Group, LLC	3/31/2022	N/A

Schedule 8

TO BORROWER JOINDER AND AFFIRMATION AGREEMENT

[Immediate Repairs]

Site No.	Property Name	Property Address	State	Immediate Repair Estimate	Immediate Repair Description*	Time to Complete
219	Heyde Health Systems	1930 Cleveland St., Eau Claire, Wisconsin 54703	WI	$493,043	Sprinkler Protection System throughout	Eight (8) months to complete all immediate repairs

*	Note that this is a summary prepared for convenience and any inconsistency between this summary and the actual property condition reports shall be governed by the applicable property condition report.